REGISTRATION RIGHTS AGREEMENT

     This  REGISTRATION  RIGHTS  AGREEMENT  (the  "Agreement")  is  dated  as of
             , 2004  by  and  among  Senesco  Technologies,   Inc.,  a  Delaware
-------------
corporation (the "Company"), and those persons listed on the signature pages attached hereto (individually, a "Purchaser" and, collectively, the "Purchasers").

                                    RECITALS
                                    --------

     WHEREAS, it is a condition precedent to the obligations of each Purchaser under that certain Securities Purchase Agreement made by and among the Purchasers and the Company, dated as of the date hereof (the "Securities Purchase Agreement"), that the Company grant registration rights for the shares of common stock of the Company, $0.01 par value per share (the "Common Stock"), in connection with resales by the Purchasers of the Common Stock; and

     WHEREAS, the Company and the Purchasers now desire to enter into this Agreement in order to facilitate such resales.

                                    AGREEMENT
                                    ---------

     The parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1  Definitions.  The following  terms, as used herein, have the following
          -----------
meanings.

     "Board" means the Board of Directors of the Company.

     "Business Day" means any day except a Saturday, Sunday or other day on which banks in New Jersey are authorized by law to close.

     "Common Stock" has the meaning given to it in the recitals to this Agreement.

     "Closing Date" shall mean the final Closing Date as defined in the Securities Purchase Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Company" means Senesco Technologies, Inc., a Delaware corporation.

     "Effective Time" means the date of effectiveness of any Registration Statement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holder" has the meaning given to it in Section 2.1(b) hereof.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     "Registration Statement" means a Registration Statement of the Company relating to the registration for sale of Common Stock, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein.

     "Restricted  Securities"  means any Securities held by the Purchasers until
(i) a Registration Statement covering such Securities has been declared effective by the Commission and such Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Securities qualify to be sold under circumstances in Rule 144(k) (or any similar provisions then in force), (iii) such Securities are otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a legend restricting further transfer and such Securities may be resold without registration under the Securities Act, or (iv) such Securities shall have ceased to be outstanding.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Securities" means the shares of Common Stock held by the Purchaser on the date hereof, or issued upon the proper exercise of the Warrants issued to the Purchasers on the date hereof, and any securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation, reorganization or similar event.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Purchase Agreement" has the meaning given to it in the recitals to this Agreement.

     "Warrants" shall have the meaning set forth in the Securities Purchase Agreement.

     As used in this Agreement, words in the singular include the plural, and in the plural include the singular.

                                    ARTICLE 2

                               REGISTRATION RIGHTS

     2.1  Securities Subject to this Agreement.
          ------------------------------------

     (a)  The  Securities entitled  to the  benefits of this  Agreement  are the
Restricted  Securities,   but  only  for  so  long  as  they  remain  Restricted
Securities.

     (b) A Person is deemed to be a holder of Restricted Securities (each, a "Holder") whenever such Person is the registered holder of such Restricted Securities on the Company's books and records.

     2.2  Required Registration
          ---------------------

     (a) Within forty-five (45) days after the Closing Date (or, if the date that is forty-five (45) days after the Closing Date is not a business day, the next business day immediately following such date), the Company will prepare and file with the SEC a registration statement on Form S-3 or any successor form (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on Form S-1, or Form S-2, as applicable, or any successor form) for the purpose of registering under the Securities Act all of the Registrable Securities for
resale by, and for the account of, the Holders as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities. The Company agrees to use commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably practicable. The Company shall use its commercially reasonable efforts to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Securities registered thereunder shall have been sold or (ii) two (2) years after the Closing Date (the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities pursuant to the Registration Statement (or any prospectus relating thereto). In the event the right of the selling Holders to use the Registration Statement (and the prospectus relating thereto) is delayed or suspended pursuant to Sections 4(c) or 10 hereof, if the events described in subsection (a)(i) or (ii) have not yet occurred, the Company shall be required to extend the Mandatory Registration Termination Date by the same number of days as such delay or Suspension Period (as defined in Section 10 hereof), provided that such delay is not the result of the Holders' failure or delay to furnish information required under Section 5 hereof.

     (b) In the event that the Registration Statement is not filed with the SEC within forty-five (45) days after the Closing Date (or, if the date that is forty-five (45) days after the Closing Date is not a business day, the next business day immediately following such date), the Company will pay, in cash, check or by wire transfer, to each Purchaser, one and one-half percent (1.5%) of the aggregate purchase price paid by the Purchaser for all Shares and Warrants sold to each such Purchaser pursuant to the Securities Purchase Agreement. For every additional forty-five (45) days that the Company continues to be delayed from filing the Registration Statement with the SEC, the Company will pay, in cash, check or by wire transfer, to each Purchaser, an additional one and one-half percent (1.5%) of the aggregate purchase price paid by the Purchaser for all Shares and Warrants sold to each such Purchaser pursuant to the Securities Purchase Agreement.

     (c) Within three (3) business days after a Registration Statement that covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver, or shall cause legal counsel to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in such form as agreed to by counsel to the Company and counsel to the Holders at such time.

     2.3  Registration Procedures. In connection with any Registration Statement
          -----------------------
and any Prospectus required by this Agreement to permit the sale or resale of Restricted Securities, the Company shall:

     (a) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective until the Mandatory Registration Termination Date; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement or the Prospectus;

     (b) promptly (and in respect of events covered by clause (i) hereof, within three (3) business days as the Company shall receive notice of effectiveness) advise the Holders covered by such Registration Statement and, if requested by such Persons, confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when the same has become effective, (ii) of any request by the Commission for post-effective amendments to such Registration Statement or post-effective amendments to such Registration Statement or post-effective amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any such Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in any such Registration Statement, the related Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in any such Registration Statement or the related Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of such Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

     (c) promptly furnish to each Holder of Restricted Securities covered by any Registration Statement, and each underwriter, if any, without charge, at least one conformed copy of any Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference) and any related correspondence between the

Company and its counsel or accountants and the Commission or staff of the Commission and such other documents as such Holder may reasonably request;

     (d) deliver to each Holder covered by any Registration Statement, and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Person reasonably may request;

     (e) enter into such customary agreements and take all such other reasonable action in connection therewith (including those reasonably requested by the selling Holders or the underwriter(s), if any) required in order to expedite or facilitate the disposition of such Restricted Securities pursuant to such Registration Statement, including, but not limited to, dispositions pursuant to an underwritten registration, and in such connection:

          (i) make such representations and warranties to the selling Holders and underwriter(s), if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings (whether or not sales of securities pursuant to such Registration Statement are to be made to an underwriter(s)) and confirm the same if and when requested;

          (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form and substance, shall be reasonably satisfactory to the selling Holders and the underwriter(s), if any, and their respective counsel) addressed to each selling Holder and underwriter, if any, covering the matters customarily covered in opinions requested in underwritten offerings (whether or not sales of securities pursuant to such Registration Statement are to be made to an underwriter(s)) and dated the date of effectiveness of any Registration Statement (and, in the case of any underwritten sale of securities pursuant to such Registration Statement, each closing date of sales to the underwriter(s) pursuant thereto);

          (iii) use reasonable efforts to obtain comfort letters dated the date of effectiveness of any Registration Statement (and, in the case of any underwritten sale of securities pursuant to such Registration Statement, each closing date of sales to the underwriter(s), if any, pursuant thereto) from the independent certified public accountants of the Company addressed to each selling Holder and underwriter, if any, such letters to be in customary form and covering matters of the type customarily covered in comfort letters in connection with underwritten offerings (whether or not sales of securities pursuant to such Registration Statement are to be made to an underwriter(s));

          (iv)   provide for  the indemnification provisions  and  procedures of
Section 2.7 hereof with respect to selling Holders and the underwriter(s), if any; and

          (v) deliver such documents and certificates as may be reasonably requested by the selling Holders or the underwriter(s), if any, and which are customarily delivered in underwritten offerings (whether of not sales of securities pursuant to such Registration Statement are to be made to an underwriter(s), with such documents and certificates to be dated the date of effectiveness of any Registration Statement.

     The actions required by clauses (i) through (v) above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in clause (i) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and each selling Holder promptly, and, if requested by such Person, shall confirm such advice in writing;

     (f) prior to any public offering of Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Restricted Securities under the securities or Blue Sky laws of such U.S. jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request in writing by the time any Registration Statement is declared effective by the Commission, and do any and all other acts or filings necessary or advisable to enable disposition in such U.S. jurisdictions of the Restricted Securities covered by any Registration Statement and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required to register or qualify
--------  -------
as a foreign corporation in any jurisdiction where it is not then so qualified or as a dealer in securities in any jurisdiction where it would not otherwise be required to register or qualify but for this Section 2.3, or to take any action that would subject it to the general service of process in suits or to general taxation, in any jurisdiction where it is not then so subject;

     (g) in connection with any sale of Restricted Securities that will result in such securities no longer being Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Restricted Securities to be sold and not bearing any restrictive legends; and enable such Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two (2) Business Days prior to any sale of Restricted Securities made by such underwriters;

     (h) use its reasonable efforts to cause the disposition of the Restricted Securities covered by any Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Restricted Securities, subject to the proviso contained in Section 2.3(f);

     (i) if any fact or event contemplated by Section 2.3(b) shall exist or have occurred, prepare a supplement or post-effective amendment to any Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein not misleading;

     (j) cooperate and assist in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable efforts to cause any
Registration Statement to become effective and approved by such U.S. governmental agencies or authorities as may be necessary to enable the Holders selling Restricted Securities to consummate the disposition of such Restricted Securities;

     (k) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to such Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve (12)- month period (i) commencing at the end of any fiscal quarter in which Restricted Securities are sold to the underwriter in a firm or best efforts underwritten offering or (ii) if not sold to an underwriter in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of any Registration Statement;

     (l) provide a CUSIP number for all Restricted Securities not later than the effective date of any Registration Statement;

     (m) use its best efforts to list, not later than the effective date of such Registration Statement, all Restricted Securities covered by such Registration Statement on the NASD OTC Electronic Bulletin Board or any other trading market on which any Common Stock of the Company are then admitted for trading; and

     (n)  provide promptly to each Holder covered by any  Registration Statement
upon  request  each  document  filed  with  the   Commission   pursuant  to  the
requirements of Section 12 and Section 14 of the Exchange Act.

     Each Holder agrees by acquisition of a Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2.3(b)(iv), such Holder will forthwith discontinue disposition of Restricted Securities pursuant to any Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3(i), or until it is advised in writing, in accordance with the notice provisions of Section 3.3 herein (the "Advice"), by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental fillings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession, of the Prospectus covering such Restricted Securities that was current at the time of receipt of such notice.

     2.4  Preparation;   Reasonable   Investigation.   In  connection  with  the
          -----------------------------------------
preparation and filing of each Registration Statement under the Securities Act, the Company will give the Holders of Restricted Securities registered under such Registration Statement, their underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.5  Certain Rights of Holders. The Company will not file any  Registration
          -------------------------
Statement under the Securities Act which refers to any Holder of Restricted Securities by name or otherwise without the prior approval of such Holder, which consent shall not be unreasonably withheld or delayed.

     2.6  Registration Expenses.
          ---------------------

     (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD and reasonable counsel fees in connection therewith); (ii) all reasonable fees and expenses of compliance with federal securities and state Blue Sky or securities laws (including all reasonable fees and expenses of one counsel to the underwriter(s) in any underwriting) in connection with compliance with state Blue Sky or securities laws for all states in the United States; (iii) all expenses of printing, messenger and delivery services and telephone calls; (iv) all fees and disbursements of counsel for the Company; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), but excluding from this paragraph, fees and expenses of counsel to the underwriter(s), if any, unless otherwise set forth herein.

     (b) The Company will not be responsible for any underwriting discounts, commissions or fees attributable to the sale of Restricted Securities or any legal fees or disbursements (other than any such fees or disbursements relating to Blue Sky compliance or otherwise as set forth under Section 2.6(a)) incurred by any underwriters in any underwritten offering if the underwriter participates in such underwritten offering at the request of the Holders of Restricted Securities, or any transfer taxes that may be imposed in connection with a sale or transfer of Restricted Securities.

     (c) The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     2.7  Indemnification; Contribution.
          -----------------------------

     (a) The Company agrees to indemnify and hold harmless (i) each Holder covered by any Registration Statement, (ii) each other Person who participates as an underwriter in the offering or sale of such securities, (iii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) any such Holder or underwriter (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "controlling Person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of any such Holder or underwriter or any controlling Person (any Person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments or expenses, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, "Claims"), to which such indemnified Person may become subject under either Section 15 of the Securities Act or Section 20 of the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon, or are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or a violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, except insofar as such losses, claims, damages, liabilities, judgments or expenses of any such indemnified Person; (x) are caused by any such untrue statement or omission or alleged untrue statement or omission that is based upon information relating to such indemnified Person furnished in writing to the Company by or on behalf of any of such indemnified Person expressly for use therein; (y) with respect to the preliminary Prospectus, result from the fact that such Holder sold Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, as amended or supplemented, if the Company shall have previously furnished copies thereof to such Holder in accordance with this Agreement and said Prospectus, as amended or supplemented, would have corrected such untrue statement or omission; or (z) as a result of the use by an indemnified Person of any Prospectus when, upon receipt of a notice from the Company of the existence of any fact of the kind described in
Section 2.3(b)(iv), the indemnified Person or the related Holder was not permitted to do so. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified Person and shall survive the transfer of such securities by such Holder.

     In case any action shall be brought or asserted against any of the indemnified Persons with respect to which indemnity may be sought against the Company, such indemnified Person shall promptly notify the Company and the Company shall assume the defense thereof. Such indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified Person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel, or (iii) the named parties to any such action (including any implied parties) include both the indemnified Person and the Company and the indemnified Person shall have been advised in writing by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of the indemnified Person), it being understood, however, that the Company shall not, in connection with such action or similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all the indemnified Persons, which firm shall be (x) designated by such indemnified Persons; and (y) reasonably satisfactory to the Company. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any indemnified Person from and against any loss, claim, damage, liability, judgment or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each indemnified Person, settle or compromise or consent to the entry of judgment on or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified Person from all liability arising out of such action, claim litigation or proceeding.

     (b) Each Holder of Restricted Securities covered by any Registration Statement agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each, to the same extent as the foregoing indemnity from the Company to each of the indemnified Persons, but only (i) with respect to actions based on information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or Prospectus, and (ii) to the extent of the gross proceeds, if any, received by such Purchaser from the sale or other disposition of his or its Restricted Securities covered by such Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling Person in respect of which indemnity may be sought against a Holder of Restricted Securities covered by any Registration Statement, such Holder shall have the rights and duties given the Company in Section 2.7(a) (except that the Holder may but shall not be required to assume the defense thereof), and the Company or its directors or officers or such controlling Person shall have the rights and duties given to each Holder by Section 2.7(a).

     (c) If the indemnification provided for in this Section 2.7 is unavailable to an indemnified party under Section 2.7(a) or (b) (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments or expenses referred to therein, then each applicable indemnifying party (in the case of the Holders severally and not jointly), in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims damages, liabilities, judgments or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand from sale of Restricted Securities, or
(ii) if such allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid to a party as a result of the losses, claims, damages, liabilities judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 2.7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and each Holder of Restricted Securities covered by any Registration Statement agree that it would not be just and equitable if contribution pursuant to this Section

2.7(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.7(c), no Holder (and none of its related indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the dollar amount of proceeds received by such Holder upon the sale of the Restricted Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution provisions contained in this Section 2.7 are in addition to any liability which the indemnifying Person may otherwise have to the indemnified Persons referred to above.

     2.8  Participation in Underwritten Registrations. No Holder may participate
          -------------------------------------------
in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

     2.9  Selection  of  Underwriters.  The  Holders  of  Restricted  Securities
          ---------------------------
covered by any Registration Statement who desire to do so may sell such Restricted Securities in an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company. Such investment bankers and managers are referred to herein as the "underwriters."

                                    ARTICLE 3

                                  MISCELLANEOUS

     3.1  Entire  Agreement.  This   Agreement,  together  with  the  Securities
          -----------------
Purchase Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreement and understandings, both oral and written, between the parties with respect to the subject matter hereof.

     3.2  Successors and Assigns and Heirs.  This  Agreement  shall inure to the
          --------------------------------
benefit of and be binding upon the successors and assigns and heirs of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Restricted Securities; provided, however, that
                                                         --------  -------
this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign or heirs acquired Restricted Securities from such Holder at a time when such Holder could not transfer such Restricted Securities pursuant to any Registration Statement or pursuant to Rule 144(k) under the Securities Act as contemplated by clause
(ii) of the definition of Restricted Securities.

     3.3. Notices.  All notices and other  communications given or made pursuant
          -------
hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by telecopy (with confirmation in writing), delivered personally or by overnight courier or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the telecopy number, if any, or address set forth below or at such other addresses as shall be furnished by the parties by like notice. Notices sent by telecopier shall be effective when receipt is acknowledged, notices delivered personally or by overnight courier shall be effective upon receipt and notices sent by registered or certified mail shall be effective three (3) days after mailing:

          if to a Holder:       to such  Holder at the  address set forth on the
                                records of the Company as the record owners of the Common Stock

          if to the Company:    Senesco Technologies, Inc.
                                303 George Street, Suite 420
                                New Brunswick, New Jersey  08901
                                Telephone: (732) 296-8400
                                Telecopy:  (732) 296-9292
                                Attention: Bruce C. Galton
                                           President and Chief Executive Officer

          with copies to:       Hale and Dorr LLP
                                650 College Road East
                                Princeton, New Jersey 08540
                                Telephone: (609) 750-7600
                                Telecopy:  (609) 750-7700
                                Attention: Emilio Ragosa, Esq.

     3.4  Headings. The headings contained in this Agreement are for convenience
          --------
only and shall not affect the meaning or interpretation of this Agreement.

     3.5  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     3.6  Applicable  Law. This Agreement  shall be governed by and construed in
          ---------------
accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

     3.7  Specific Enforcement. Each party hereto acknowledges that the remedies
          --------------------
at law of the other parties for a breach or threatened breach of this Agreement would be inadequate, and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary to permanent injunction or any other equitable remedy which may then be available.

     3.8  Amendment and Waivers; Subordination. The provisions of this Agreement
          ------------------------------------
may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority of the Restricted Securities affected thereby.

     3.9  Eligibility  under Rule 144.  With a view to making  available  to the
          ---------------------------
Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     (c) furnish to each Purchaser so long as such Purchaser owns Restricted Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.


                                 * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                COMPANY:

                                SENESCO TECHNOLOGIES, INC.



                                By:
                                   ---------------------------------------------
                                   Name:   Bruce C. Galton
                                   Title:  President and Chief Executive Officer


                                PURCHASERS:

                                   [If an entity]

                                   Entity Name:
                                               ---------------------------------

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------
                                      Address:
                                              ----------------------------------
                                      ------------------------------------------
                                      Telecopy:
                                               ---------------------------------


                                   [If an individual]

                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Address:
                                              ----------------------------------
                                      ------------------------------------------
                                      Telecopy:
                                               ---------------------------------

            SCHEDULE OF PARTIES TO THE REGISTRATION RIGHTS AGREEMENT



                                                   Number of Shares of                Number of Shares of
                                                   -------------------                -------------------
                                                   Common Stock to be               Common Stock Underlying
                                                   ------------------               -----------------------
      Name of Purchaser                               Registered                   Warrants to be Registered
      -----------------                               ----------                   -------------------------

Seneca Capital International Ltd.                      282,700                              98,945

Heartland Advisors, Inc., on behalf of the
Raytheon Master Pension Trust Account                  150,000                              52,500

Seneca Capital L.P.                                    139,241                              48,734

Heartland Group, Inc., on behalf of the
Heartland Value Fund                                   100,000                              35,000

Wm. Michael Phippen                                     63,291                              22,152

St. Alban's Global Management                           52,743                              18,460

McLennan Holdco Inc.                                    52,743                              18,460

Jack May                                                52,743                              18,460

Spectra Capital Management, LLC                         52,743                              18,460

Richard Plue                                            42,194                              14,768

Ruedi Stalder                                           31,646                              11,076

Christopher Forbes                                      31,646                              11,076